Invests Aggressively

for Maximum Capital Appreciation

Semi-Annual Report June 30, 1999

SPECIAL EQUITIES FUND

11 Hanover Square, New York, NY 10005
1-800-400-MIDAS (6432) for Investment Information
1-888-503-VOICE (8642) for Shareholder Services
www.midasfunds.com
 August 12, 1999
Fellow Shareholders:

We are pleased to submit this Semi-Annual Report for the six months ended June 30, 1999 and to welcome our shareholders who have opened a new account during the period.

Review and Outlook

Government and private sources provide strong new evidence that despite some slowing, the economy continues to grow, and inflation pressures remain relatively subdued.

 For example, personal income jumped 0.7% in June, compared with an 0.3% increase in May, the Commerce Department reported. But in a positive sign for maintaining a low level of inflation, personal income growth in June outpaced consumer spending for the first time since January, suggesting a more conservative and cautious attitude on the part of consumers. This also suggests that consumption rates are sustainable, a positive for businesses nationwide.

 Confirming a cooling of the economy, the Commerce Department reported that real gross domestic product -- the total value of goods and services produced in the United States -- slowed in the second quarter to a gain of just 2.3% following first quarter growth of 4.3%. However, the employment cost index (ECI) showed a surprising jump of 1.1%, up from a first quarter increase of 0.4%, and its biggest gain in eight years. Such unexpected news rattled financial markets as Wall Street saw it as an inflation warning signal which could lead to higher interest rates and lower stock prices. Nevertheless, many economists are taking this ECI spurt with a grain of salt, since it followed a puzzling slowdown last winter when the ECI barely rose despite unemployment dropping to its lowest level in three decades.

 Tending to balance evidence of a slowing economy is a turnaround for the nation's previously slumping factories -- the National Association of Purchasing Management reports manufacturing activity in July posted its sixth consecutive month of growth, though at a slower pace than June. Also, construction spending bounced back in June, rising 0.5% after falling 1.4% in both April and May, according to the Commerce Department. The June level was 4% higher than a year ago.

 Reflecting a generally healthy economy at home and recovering economies abroad, corporate earnings exploded in the second quarter with a gain of 37% from a year ago. Further, from the National Association of Realtors comes word that sales of existing homes soared to a record rate in June on a gain of 10.7% from May. Although new home sales in May were off 5.1% following a 6.4% jump in April, consumer confidence as reported by the Conference Board rose in June to the highest level since October 1968.

 The Russell 2000, an unmanaged, fully invested small company index showed a total return for the six months of 9.28%. Total return for the Fund was .10%, a disappointing result following the Fund's strong 1998 fourth quarter gain which we will continue to be seeking to build on over the balance of the year.

Convenient Ways to Increase your Account

 Our strategy is to attempt to identify fast growing companies with reasonable valuations, and to hold their equity securities for capital appreciation. To take advantage of this and the favorable economic background, we recommend building your account on a regular basis, which can be down safely, automatically, and conveniently through our Midas Bank Transfer Plan, Midas Salary Investing Plan and Midas Government Direct Deposit Plan. For information on any of these free services, give us a call and we will help you get started.

 If you have any questions or would like information on any of the Midas Funds, or the Midas Traditional, Roth or Education IRA, we would be very pleased to hear from you. Just call us at
1-800-400-MIDAS (6432) and an Investor Service Representative will be happy to assist you, as always, without any obligation on your part.

Sincerely, Thomas B. Winmill President and Portfolio manager

  Midas Fund

  Seeking capital appreciation and protection against inflation, with current income as a secondary goal.
  Midas Investors

  Seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.
  Midas Magic

  The Fund seeks its objective of long term capital appreciation by investing primarily less in equity securities that, in the opinion of the Investment Manager, are available at prices less than their intrinsic value.
  Midas Special Equities Fund

  Invests aggressively for maximum capital appreciation.
  Midas U.S. and Overseas Fund

  Invests worldwide for the highest possible total return.
  Dollar Reserves

  A high quality money market fund investing in U.S. Government securities. A portion of income is generally free from state income and intangible personal property taxes. Free unlimited check writing with only a $250 minimum per check.

For 24 hour automated service, call toll-free 1-888-503-VOICE (8642) for 24 hour automated service or visit www.midasfunds.com, for an account application and prospectus containing more complete information, including charges and expenses. Please call 1-800-400-MIDAS (6432). Please read the prospectus carefully before you invest or send money. Investor Service Center, Inc., Distributor.

MIDAS SPECIAL EQUITIES FUND
Schedule of Portfolio Investments - June 30, 1999 (Unaudited)

Shares		Market Value
	COMMON STOCKS AND WARRANTS (94.8%)
	Aircraft Engines & Engine Parts (4.2%)
19,500	United Technologies Corp.	$ 1,397,906

	Arrangement of Transportation of Freight & Cargo (3.4%)
42,400	Expeditors International of Washington, Inc.	1,155,400

	Commercial Printing (1.5%)
23,650	Quebecor Printing Inc.	512,909

	Concrete, Gypsum & Plaster Products (1.6%)
12,000	Florida Rock Industries, Inc.	546,000

	Construction Machinery & Equipment (2.6%)
21,000	Manitowoc Company, Inc.	874,125

	Electronic Components & Accessories (5.0%)
23,800	CTS Corp.	1,666,000

	General Industrial Machinery & Equipment (2.2%)
11,500	Ingersoll-Rand Co.	743,188

	Heavy Construction Other Than Building Construction Contractors (1.0%)
9,100	Jacobs Engineering Group Inc.	345,800

	Men's & Boys' Furnishings, Work Clothing & Allied Garments (5.3%)
67,900	Quiksilver Inc.*	1,769,644

	Millwood, Veneer, Plywood & Structural Wood Members (1.8%)
17,100	American Woodmark Corp.	602,775

	Miscellaneous Building & Construction Products (0.6%)
10,600	CRH plc	193,450

	Motor Vehicles & Passenger Car Bodies (4.3%)
28,500	Navistar International Corp.	1,425,000

	Operative Builders (2.6%)
16,800	NVR, Inc.	876,750

	Printed Circuit Boards (13.9%)
41,100	Benchmark Electronics, Inc.*	1,477,031
26,400	Jabil Circuit, Inc.*	1,191,300
45,000	Plexus Corp.*	1,355,625
9,600	Solectron Corp.*	640,200
		4,664,156

	Retail-Catalog & Mail-Order Houses (2.5%)
19,100	CDW Computer Centers, Inc.*	840,400

	Retail-Eating Places (1.6%)
29,800	Consolidated Products, Inc.	536,400

	Retail-Grocery Stores (4.2%)
28,500	Safeway Inc.*	$ 1,410,750

	Retail-Jewelry Stores (1.8%)
15,000	Zale Corp.*	600,000

	Retail-Variety Stores (6.5%)
26,000	Ames Department Stores, Inc.*	1,186,250
20,700	Wal-Mart Stores, Inc.	998,775

	Services-Advertising Agencies (4.5%)
17,500	WPP Group plc	1,500,625

	Services-Engineering Services (2.9%)
33,100	URS Corp.	970,244

	Services-Specialty Outpatient Facilities (4.1%)
22,700	Express Scripts, Inc.*	1,366,256

	Services-Motion Pictures & Video Tape Production (1.9%)
48,864	News Corp. Ltd. ADS warrants	635,232

	Soap, Detergent, Cleaning Preparations, Perfume, Cosmetics (2.2%)
16,600	Church & Dwight Co., Inc.	722,100

	Special Machinery (0.6%)
14,600	Quipp, Inc.*	189,800

	Trucking (1.2%)
18,200	Swift Transportation Co., Inc.*	400,400

	Wholesale-Computer & Peripheral Equipment & Software (1.6%)
8,900	Safeguard Scientifics, Inc.*	551,800

	Wholesale-Drugs Proprietaries & Druggists' Sundries (3.8%)
55,700	Bindley Western Industries, Inc.	1,284,589

	Wholesale-Groceries & Related Products (1.6%)
17,500	SYSCO Corp.	521,719

	Wholesale-Medical, Dental & Hospital Equipment & Supplies (1.4%)
13,900	Patterson Dental Co.*	483,025

	Women's, Misses' and Juniors Outerwear (2.4%)
35,600	Tarrant Apparel Group*	806,562

	Total Common Stocks and Warrants (cost: $23,968,582)	31,778,030
	Short Term Investments (5.2%)
$1,750,000	U.S. Treasury Bill, due 8/19/99	$1,739,377
1,725	State Street Bank and Trust Repurchase Agreement 3.5%, June 30, 1999, due July 1, 1999 (collaterized by $5,000 U.S. Treasury Note 5.5%, 2/29/00 market value $5,098) (proceeds at maturity $1,725)	1,725

	Total Short Term Investments (cost: $1,741,102)	1,741,102

	Total Investments (cost: $25,709,684) (100%)	$33,519,132

	* Indicates non-income producing security
See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES June 30, 1999 (Unaudited)

ASSETS:
Investments at market value (cost: $25,709,684) (note 1))	$33,519,132
Collateral for securities loaned at market value (note 6)	4,097,296
Cash	29,249
Receivables:
Investment securities sold	87,876
Dividends	15,102
Other assets	5,625
Total assets	37,754,280

LIABILITIES:
Collateral for securities loaned (note 6)	4,097,296
Fund shares repurchases	34,139
Accured expenses	46,858
Accrued management and distribution fees	57,100
Total liabilities	4,235,393

NET ASSETS:
(applicable to 1,646,710 outstanding shares: 500,000,000 shares of $.01 par value authorized)	$33,518,887

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($33,518,887 ÷ 1,646,710)	$20.36

At June 30, 1999, net assets consisted of:
Paid-in capital	$33,174,853
Accumulated net realized loss on investments	(7,229,309)
Accumulated deficit in net investment income	(236,105)
Net unrealized appreciation on investments	7,809,448
$33,518,887

STATEMENT OF OPERATIONS Six Months Ended June 30, 1999 (Unaudited)

INVESTMENT INCOME:
Dividends(net of foregin taxes of $3,065)	$ 282,267
Interest	20,300
Total investment income	302,567

EXPENSES:
Distribution (note 3)	169,387
Investment management (note 3)	151,834
Interest (note 5)	106,315
Transfer agent	43,457
Custodian	23,803
Professional (note 3)	20,265
Registration (note 3)	12,498
Directors	5,207
Printing	2,976
Other	2,930
Total expenses	538,672
Net investment loss	(236,105)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized loss from security transactions	(4,052,090)
Net realized gain from futures transactions	1,013,519
Unrealized appreciation of investments during the period	3,226,745
Net realized and unrealized gain on investments and futures	188,174
Net increase in net assets resulting from operations	$(47,931)

STATEMENTS OF CHANGES IN NET ASSETS For the Six Months Ended June 30, 1999 (Unaudited) and the Year Ended December 31, 1998

	June 30, 1999	December 31, 1998
OPERATIONS:
Net investment loss	$ (236,105)	$ (1,088,343)
Net realized gain from futures transactions	1,013,519	1,912,534
Net realized loss from security transactions	(4,052,090)	(2,540,433)
Unrealized appreciation (depreciation) of investments during the period	3,226,745	11,710
Net decrease in net assets resulting from operations	(47,931)	(1,704,532)

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution from net realized gains ($1.78 per share)	-	(2,995,505)

CAPITAL SHARE TRANSACTIONS:
Decrease in net assets resulting from capital share transactions (a)	(3,240,234)	(3,266,312)

Total increase (decrease) in net assets	(3,288,165)	(7,966,349)

NET ASSETS:
Beginning of period	36,807,052	44,773,401
End of period (including accumulated deficit in net investment income of $236,105 in 1999)	$33,518,887	$36,807,052

(a) Transactions in capital shares were as follows:

	June 30, 1999		December 31, 1998
	Shares	Value	Shares	Value
Sahes sold	15,383	$ 301,378	109,718	$ 2,667,221
Sahes issued in reinvstment of distributions	-	-	144,137	2,794,520
Shares redeemed	(177,937)	(3,541,612)	(359,846)	(8,728,053)
Net decrease	(162,554)	$ (3,240,234)	(105,991)	$ (3,266,312)

See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)

(1) Midas Special Equities Fund, Inc. (the "Fund") (formerly, Bull & Bear Special Equities Fund, Inc.) is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is capital appreciation. The Fund seeks capital appreciation by investing aggressively as set forth in the prospectus, depending on the assessment of economic and market factors, in equity securities, warrants, convertible securities and debt instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Premiums and discounts are amortized in accordance with income tax regulations. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 (2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $25,709,684 gross unrealized appreciation and gross unrealized depreciation were $8,156,325 and $346,877, respectively, at June 30, 1999. Distributions paid to shareholders during the year ended December 31, 1998 differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of utilization of net operating losses to offset short-term capital gains.

 (3) The Fund retains Midas Management Corporation as its Investment Manager. Under the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Effective June 30, 1999, the Investment Management Agreement with CEF Advisers, Inc. ("CEF") (formerly, Bull & Bear Advisers, Inc.) was transferred to the Investment Manager. The terms of the investment management agreement, other than the name of the investment manager, did not change. Certain officers and directors of the Fund are officers and directors of the Investment Manager, CEF, and Investor Service Center, Inc., the Fund's Distributor. For the six months ended June 30, 1999, the Fund paid $8,264 to Bull & Bear Securities, Inc., formerly an affiliate of the Investment Manager and CEF until March 31, 1999 as commissions for brokerage services. The Fund reimbursed the Investment Manager and CEF $10,332 for providing certain administrative and accounting services at cost for the six months ended June 30, 1999. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares.

(4) Purchases and proceeds of sales of securities other than short term notes aggregated $18,747,077 and $23,356,731, respectively, for the six months ended June 30, 1999.

 (5) The Fund has a committed bank line of credit. At June 30, 1999, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended June 30, 1999, the weighted average interest rate was 5.64% based on the balances outstanding during the period and the weighted average amount outstanding was $3,710,009.

 (6) As of June 30, 1999, the Fund loaned common stocks having a value of $3,998,346 and received cash collateral of $4,097,296 for the loan.

 The Fund loaned securities to certain brokers who paid the Fund lenders' fees. These fees, less costs to administer the program, are included in interest income on the Statement of Operations for the six months ended June 30, 1999. The loans are secured at all times by cash or U.S. Government obligations in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. Although the Fund may regain record ownership of loaned securities to exercise certain beneficial rights, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially.

 The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 Year 2000. The Fund could be adversely affected if computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. The Investment Manager is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund. While the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

 FINANCIAL HIGHLIGHTS

	Years Ended December 31,
	Six Months Ended June 30, 1999 (Unaudited)	1998	1997	1996	1995	1994
PER SHARE DATA*
Net asset value at beginning of period	$20.34	$23.38	$22.96	$25.42	$19.11	$23.13
Income from investment operations:
Net investment loss	(.14)	(.61)	(.38)	(.73)	(.81)	(.55)
Net realized and unrealized gain (loss) on investments:	.16	(.65)	1.55	.99	8.51	(3.28)
Total from investment operations	.02	(1.26)	1.17	.26	7.70	(3.83)
Less distributions:
Distributions from net realized gains on investments	-	(1.78)	(.75)	(2.72)	(1.39)	(.19)
Net increase (decrease) in net asset value	.02	(3.04)	.42	(2.46)	6.31	(4.02)
Net asset value at end of period	$20.36	$20.34	$23.38	$22.96	$25.42	$19.11
TOTAL RETURN	.10%	(5.0)%	5.3%	1.0%	40.5%	(16.5)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)	$ 33,519	$36,807	$44,773	$49,840	$56,340	$45,614
Ratio of expenses to average net assets (a) (b)	3.18%**	3.42%	2.81%	2.92%	3.67%	2.92%
Ratio of net investment loss to average net assets	(1.39)%**	(2.57)%	(1.48)%	(2.81)%	(2.70)%	(2.43)%
Portfolio turnover rate	50%	97%	260%	311%	319%	309%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**Annualized.
 (a)Ratio including interest expense was 2.55%**, 2.63%, 2.53% and 2.45% and 2.88% for the six months ended June, 30, 1999 and for the years ended December 31, 1998, 1997, 1996 and 1995, respectively.
 (b) Ratio after custodian fee credits was 3.41%** and 2.79% for the years ended December 31, 1998 and 1997, respectively. Prior to 1995, such credits were reflected in the ratio. There were no custodian fee credits for 1996 and 1995.

SPECIAL EQUITIES FUND

For Fund prospectuses and other
 investment information, call toll-free
 1-800-400-MIDAS (6432)

For shareholder services by
 Investor Access, call toll-free
 1-888-503-VOICE (8642)

Or, access the Fund on the web at
www.midasfunds.com